Intellinetics

NYSE American: INLX

Investor Presentation

February, 2023



Forward-Looking Statements

This presentation contains certain forward-looking statements, including expressions of future goals, projections, statements about future business, growth, synergies associated with the Yellow Folder acquisition, intentions, beliefs, expectations, plans, strategies, anticipated future revenues, and any other statements that are not purely historical facts. These forward-looking statements involve several risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to the risks of the current inflationary environment, the impact of COVID-19 on our customers and our operations, our ability to execute on our business plans, customary risks associated with acquisitions and integrations, and other risks and uncertainties set forth in Intellinetics' SEC filings, including but not limited to its most recent Form 10-K and subsequent SEC filings. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.



Investor Highlights

Intellinetics enables digital transformation, using digital technologies to enhance business processes to meet changing business and market requirements.

Large and growing addressable market

- Business Process Outsourcing (BPO) market estimated at $90B in North America, growing at 8.6% CAGR[1]
- Multi-billion dollar Enterprise Content Management (ECM) market, growing at ~14% CAGR[1]
- U.S. Digital Transformation market estimated at $110B, growing at 20.7% CAGR[1]

Recent acquisition of Yellow Folder doubles K-12 market, recurring revenue

- Access to the $3.3B K-12 education market, including 13,500 school districts
- 63% of INLX revenue is now recurring[2]

Company has turned the corner to profitability

- Q3'2022 Net Income was $217,536 compared to Q3'2021 of $296,437
- Q3'2022 Adjusted EBITDA was $799,359 vs. $538,488 in Q3'2021

Strong balance sheet

- $3.8M in cash at 9/30/22;
- Gross working capital of $5.6M

NYSE American	INLX
Stock Price (2/6/23)	$4.48
Market Cap	$17.8M
52-week range	$3.25-$11.94
Shares Outstanding	4.07M
% Held by Insiders	29%
Avg. Volume (3 Mo)	43.5M

[1] See slide 5 for additional detail

[2] Please see the appendix for more information about our recurring revenue metrics.

Digital Transformation

Digital transformation is the process of using digital technologies to create new — or modify existing — business processes, culture, and customer experiences to meet changing business and market requirements.

This reimagining of business in the digital age is digital transformation.

“ It’s Time for **Digital Government** ” - **2021 Forrester Report**

62% of government decision makers said the pandemic forced accelerated investment in digital transformation.

66% of government decision makers said the agency will maintain accelerated digital transformation progress as the pandemic subsides.

Untold amounts of organizational data is locked in file cabinets, boxes, and storage locations of all shapes and sizes.

Digital chaos (SharePoint/ Dropbox/ Google Docs/ Etc.) is even more challenging: where is my data and how can I access it to add value to my organization?

Intellinetics Unlocks Organizational Data Creating a Digital Asset

U.S. Digital Transformation Opportunity



U.S. Digital Transformation Market
Size, by solution, 2020-2030 (USD Billion)
$95.1B
$95.1B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Analytics
Cloud Computing
Mobility
Social Media
Others
GRAND VIEW RESEARCH
20.7%
U.S. Market CAGR, 2022-2030
Source: www.grandviewresearch.com



N. America Business Process Outsourcing Market
Size, by service type, 2020-2030 (USD Billion)
$85.2B
$89.8B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Finance & Accounting
Human Resources
KPO
Procurement & Supply Chain
Customer services
Others
GRAND VIEW RESEARCH
8.6%
N. America Market CAGR, 2022-2030
Source: www.grandviewresearch.com



North America Enterprise Content Management Market Size, 2017-2028 (USD Billion)
3.53
3.98
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
www.fortunebusinessinsights.com

Intellinetics Meets Market Needs

Solutions and Services that Enable and Accelerate Digital Transformation
Unlock Organizational Data into a Digital Asset

Document Processing

- Document Scanning Microfiche/Film
- Scan on Demand
- Records Storage

IntelliCloud Software Suite

- Content Management (ECM)
- Workflow Automation
- Digital Forms
- Payables Automation
- Advanced Capture

Business Process Outsourcing

- Digital Mailroom
- Claims Processing
- Billing and Invoice Services
- Inbound Document Processing

Track Record of Value-Added Acquisitions

Acquisitions have accelerated growth and enabled a transition to a SaaS model



$8.0
$5.2
$6.0
$5.1
$1.8
$2.5
$3.0
$3.5
$1.6
$6.3
$4.5
$6.1
$5.4
$2.6
$3.0
2019
2020
2021
YTD 2021
YTD 2022
1
2
3
INLX
GSI
YellowFolder
Recurring

First 9 months
Yellow Folder acquired in April of 2022

1. Recurring revenue now represents **approx. 63%** of total revenue[3]
2. Acquisitions have added more than $7M in incremental, profitable revenue
3. Core business has grown about 17% on an annual basis

[3] Please see the appendix for more information about our recurring revenue metrics.

Platform for Growth

Record Year in 2021
- Successfully integrated cross-selling opportunities with acquisitions
- Vastly expanded document conversion capabilities, adding scanning, BPO and storage services

Launched new solutions/products
- Business Process Outsourcing
- Payable Automation
- Enhanced cross-selling opportunities

Acquired YellowFolder in April, 2022
- Adds 46% to recurring revenue and 183% to SaaS[5]

M&A is a part of continuing overall strategy
- Proven we can do this well
- Targets must have marketing synergy

Order Growth



Count
Orders
TCV
Rev
$M
500
400
300
200
100
0
$11
$9
$7
$5
$3
$1
$8.3
$11.5
$10.0
231
343
397
3.2
5.8
6.7
2020
2021
2022YTD
Through nine months



63%
5%
18%
7%
7%
County and State Gov.
Municipalities
K-12
Healthcare
Other

[4] Please see the appendix for more information about the way we calculate and use Total Contract Value (TCV).
5 Please see the appendix for more information about our recurring revenue metrics.

SaaS and Recurring Revenue: Building to the Future

Approximately **63%** of total revenue is now recurring[5], improving predictability and profitability



$ in millions
$1.8
$0.8
$5.1
$3.2
$6.0
$5.4
$6.3
$3.7
2019
2020
2021
2022 YTD
Through nine months
Non-recurring
Recurring



YTD 2022 Revenue
34%
28%
11%
20%
7%
SaaS
Support
BPO
Storage
Non-recurring

[5] Please see the appendix for more information about our recurring revenue metrics.

Intellinetics
KNOWLEDGE IN MOTION

Income Statement

	9 mos Sep	12 mos ended Dec 31		
$ 000's	2022	2021	2020	2019
Revenues	9,979	11,460	8,253	2,536
• *Revenue Growth*	*14%***	*39%*	*225%*	
Cost of revenues	3,652	4,517	3,262	568
Gross profit	6,327	6,943	4,991	1,968
• *GP %*	*63%*	*61%*	*60%*	*78%*
Earnout fair value	145	141	1,555	-
Transaction costs	355	-	636	-
Operating expenses	5,410	5,837	4,838	3,121
Operating profit(loss)	417	965	(2,038)	(1,153)
Debt extiguishment gain	-	845	287	-
Interest expense	(594)	(452)	(637)	(980)
Income tax benefit	-	-	188	-
Net income(loss)	(177)	1,358	(2,200)	(2,133)
Adj EBITDA*	1,723	1,670	803	(857)

*see reconciliation to Adjusted EBITDA at Appendix
**YoY Sep '21 to Sep '22

Balance Sheet and Capital Structure

Balance Sheet	9/30/2022	12/31/2021
Cash	$3.8M	$1.8M
Total Assets	$20.7M	$12.0M
Deferred Revenues	$3.0M	$1.2M
Debt	$5.0M	$2.0M
Total Liabilities	$12.5M	$9.3M

Shares Outstanding: **4.07M**

Weighted Avg Diluted Shares: **4.16M**

Preferred Stock: **NONE**

Warrants: **0.26M**

Insider Ownership: **28.8%**

Proven Leadership



Jim DeSocio
President and
Chief Executive Officer

- **XRS – EVP Field Operations**
  - Launched new mobile solution that changed the dynamics in Fleet Logistics space, selling 462 new customers in 22 months
  - Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) in October 2014
- **Antenna Software – EVP Sales and Business Development**
  - Grew bookings from $8M to $40M in four years
  - Antenna sold to Pegasystems
- **Lawson Software – EVP Global Operations**
  - Grew company revenue 62% to $428M in three years
  - Successful IPO in 2001



Matt Chretien
Co-Founder of Intellinetics and
Chief Strategy Officer

More than 20 years of experience in technology sales, consulting and software product life cycle management in the aerospace, public safety, government and select commercial markets.



Joe Spain
Chief Financial Officer

- **nChannel, Inc. – CFO**
  - Two years with angel-backed SAAS start-up
- **Mettler-Toledo International, Inc. – Head of Finance**
  - Head of finance for Canada (7 yrs.), Australia (4 yrs.) subsidiaries
- **KPMG**
  - Six years in public company accounting

Intellinetics

Thank You!

Jim DeSocio, President and CEO

Joe Spain, CFO

NYSE American: INLX


NEW YORK STOCK EXCHANG

Appendix

Non-GAAP Financial Measure

Intellinetics uses non-GAAP Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP).

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company.

Adjusted EBITDA: Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Loss, which is included in this press release, and not to rely on any single financial measure to evaluate Intellinetics' financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and transaction costs.

	For the Three Months Ended September 30	
	2022	2021
Net Income (GAAP)	$217,536	$296,437
Interest expense, net	$240,467	$113,030
Depreciation and amortization	$193,863	$105,923
Stock-based compensation	$118,999	$23,098
Change in fair value of earnout liabilities	$28,494	-
Adjusted EBITDA	$799,359	$538,488

	For the Nine Months Ended September 30	
	2022	2021
Net Income (GAAP)	$(176,757)	$1,331,656
Interest expense, net	$593,536	$339,345
Depreciation and amortization	$503,250	$302,239
Stock-based compensation	$302,451	$126,794
Transaction costs	$355,281	-
Change in fair value of earnout liabilities	$144,999	$77,211
Adjusted EBITDA	$1,722,760	$1,332,162

Appendix

Recurring Revenue: Recognized revenue for any applicable period that we characterize as being recurring in nature, without regard to contract start or end dates or renewal rates. It includes the following revenue types: SaaS subscription agreements, maintenance contracts related to perpetual software licenses, storage and retrieval services, and professional services revenues in the nature of business process outsourcing. It excludes revenues of a type that are not expected to recur, primarily perpetual licenses, most document conversion services, and other professional services that are project-based. Recurring revenue is not determined by reference to deferred revenue, unbilled revenue, or any other GAAP financial measure over any period, so the Company has not reconciled the Recurring Revenues to any GAAP measure. Recurring revenue is not a forecast of future revenues, which can be impacted by contract start and end dates and renewal rates. Management believes that reviewing this metric, in addition to GAAP results, helps investors and financial analysts understand the value of Intellinetics' recurring revenue streams versus prior periods.

Total Contract Value: Estimated total future revenues from contracts signed during the period. This refers to contracts or projects that have been awarded by our customers, and it presumes the provision of all software, subscription services, and/or professional services, with no termination of any awarded contracts. There can be no guarantee that all work will be completed during any fiscal period, or that the contracts will not be terminated before all the estimated future revenues are earned, received, and/or recognized. Total Contract Value is a performance measure that the Company believes provides useful information to its management and investors as it allows the Company to better track the Company's current sales performance, without any adjustment to exclude revenues that will not be earned, received, or recognized until future periods. Total Contract Value includes new sales in all our revenue categories, including SaaS, perpetual software licenses, maintenance, storage and retrieval, and professional services, to new or existing customers. It excludes renewals (and price increases on renewals if any). Total Contract Value is not a substitute for total revenue. There is no GAAP measure that is comparable to Total Contract Value, so the Company has not reconciled the Total Contract Value to any GAAP measure.